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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this report on Form 8-K of our report dated August 31, 1995, on our audits of the financial statements of National Psychopharmacology Laboratory, Inc.

                                                HG&A ASSOCIATES, P.C.


Knoxville, Tennessee
April 9, 1997